Exhibit 99.1
© 2023 Aprea Therapeutics, Inc. All Rights Reserved. 1 January 24 - 26 , 2023 | Boston, MA | ddr - inhibitors - summit.com

2 Adding On to Monotherapy: Combining DDR Inhibitors January 2023

Forward-Looking Statements

Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions our management team might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to: our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; our limited history and preclinical status of the assets we acquired from Atrin Pharmaceuticals Inc.; our business plan or the likelihood of the successful implementation of such business plan; the timing of initiation of planned clinical trials for our product candidates; the future success of such trials; the successful implementation of our research and development programs and collaborations and the interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of our product candidates; the success, timing and cost of our anticipated clinical trials for our current product candidates; the timing of initiation, futility analyses, data presentation, reporting and publication and receipt of interim results (including, without limitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law or regulation.

© 2023 Aprea Therapeutics, Inc. All Rights Reserved.
3

Combinations to combat emerging resistance: identifying combination agents © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 4

Potential Benefits For Combination Therapy: • Overcome Resistance • Increase Efficacy • Reduce Toxicity • Indication Expansion Drug Target 1 Cancer mutation Drug Target 2 SL SL SL Drug Combination SL Approach

Combining DDR Inhibitors with PARPi : Standard of Care

PARP inhibitor – based combination treatment strategies Broad categories of PARP inhibitors: combination treatment strategies © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pilié et al., Clin Cancer Res. 2019;25(13):3759 - 3771

Comparison of PARP inhibitors under clinical development Including toxicity profile © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pilié et al., Clin Cancer Res. 2019 ; 25 (13): 3759 - 3771

ATR Landscape: Current ATRs Structurally Similar in Backbone, and Toxicity Profile

Potential *overlapping toxicity in combination with other agents may limit therapeutic affect*



AZD-6738



BAY1895344



RP-3500

CAMOSERTIB

Parameter	AstraZeneca AZD6738 (1)(2)	Bayer BAY1895344 (3)	Repare / Roche(4) RP-3500 (5)
Route Of Administration	Oral	Oral	Oral
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	160mg BID, 2-weeks-on, 2-weeks-off, or: Continuous dosing (1)	40mg BID, 3-days-on/4-days-off	160mg QD, 3-days-on/4-days-off
Main Grade ≥3 Hematological toxicities reported at Chosen Dose Schedule (MTD/RP2D), in clinical studies	Patriot 1, Escalation Phase, 160mg, BID (2): **Anemia** (1/6, 17%) Patriot 2, Expansion Phase (1): **Fatigue, anemia, nausea & thrombocytopenia (not differentiated)** (1): (4/6, 67%) with continuous dosing (3/15, 20%) with 2-week-on, 2-week-off	**Anemia** (2/2, 100%) **Neutropenia** (1/2, 50%)	**Anemia** (23/95, 24%) **Neutrophil count decreased** (10/95, 11%) **Platelet count decreased** (5/95, 5%)

Note: Head-to-head studies with ATRN-119 have not been conducted

(1) Phase I study of ATR inhibitor, AZD6738, as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, Volume 30, October 2019, Pages v165-v166

(2) Poster CT084: A Phase I dose-escalation study of ATR inhibitor monotherapy with AZD6738 in advanced solid tumors (PATRIOT Part A), AACR 2017

(3) First-in-Human Trial of the Oral Ataxia Telangiectasia and RAD3-Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, Cancer Discov 2021;11:80-91 and 2019 ASCO Poster, De-Bono et al.

(4) Repare announced a worldwide license and collaboration agreement with Roche on June 1, 2022

(5) Preliminary Phase 1 Data From Ongoing First-in-Human Phase 1/2 TRESR Study of RP-3500, AACR 2022

© 2023 Aprea Therapeutics, Inc. All Rights Reserved.

9

10 Parameter ATRN - 119 (1) Route Of Administration Oral Clinical Studies Chosen (MTD/RP2D) , Dose Schedule continuous once - daily dosing (dose TBD in Phase 1) (1) Hematological toxicities in preclinical studies Pre - Clinical, Toxicology Studies: • In 28 - day GLP tox study in dogs, hematological changes were of small magnitude with complete recovery • In a head - to - head comparative tolerability study, ATRN - 119 demonstrated significantly less toxicity than another oral ATRi that is currently in clinical development Note: ATRN - 119 has not yet been tested clinically (1) ATRN - 119, Phase 1/2a Clinical Study Protocol ATRN - 119: Potential Best - in - Class Oral ATR Inhibitor With Structurally Differentiated Core, Backbone, and Toxicity Profile ATRN - 119 potential for reduced toxicity could make it a preferred ATR inhibitor as a single agent, as well as a candidate for combination with standard of care therapies © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

ATRN - 119 + PARPi Shows Negligible Weight Loss Over Time ATRN - 119 + PARPi Inhibits Ovarian Tumor Growth Over Time ATRN - 119 + Olaparib (Lynparza®): Regression of BRCA2 - Deficient Ovarian (HGSOC) Tumors © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 11 Pre - clinical studies with ATRN - 119 Human Ovarian PDX - PARPi & ATRi Tumor Size Based on pre - clinical results to date, the combination of ATRN - 119 and PARPi has shown potentially compelling tumor growth inhibition ATRN - 119 + PARPi Shows Negligible Body Weight Loss During Treatment Based on pre - clinical results to date, the combination of ATRN - 119 and PARPi potentially appears to be well tolerated

12 Leading WEE1i are potent but off - target PLK1, PLK2 and PLK3 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. AZD - 1775 (1) ZN - c3 Leading WEE 1 i are potent but off - target PLK 1 , PLK 2 and PLK 3 On - Target IC 50 ( nM ) Off - Target Inhibition at 1 m M (%) WEE1 PLK1 PLK2 PLK3 ZN - c3 (1) 3.8 79 96 92 AZD - 1775 (1,2) 3.9 70 101 91 1. Huang et al, J Med Chem , 2021 2. AstraZeneca announced discontinuation of AZD - 1775 development on June 29, 2022

ATRN - W1051 is potentially differentiated from other WEE1 inhibitors © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 13 (1) Head - to - head studies have not been conducted. (2) Huang et al, J Med Chem, 2021 On - Target IC 50 (nM) Off - Target Inhibition at 1 m M (%) WEE1 PLK1 PLK2 PLK3 ATRN - W1051 2.2 17 33 12 ZN - c3 (1) 3.8 79 96 92 AZD - 1775 (1) 3.9 70 101 91 PLK 1 IC 50 = 2,550 nM No - drug 500 250 125 62 15 8 2 1 1,000 Tubulin pCDK1 ATRN - W1051 ( nM ) 4 31 ATRN - W 1051 IC 50 for PLK 1 inhibition is > 1000 - fold higher than for WEE 1 inhibition

ATRN - W1051 potently inhibits OvCa cell proliferation both alone and in combination © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 14 -3 -2 -1 0 1 2 3 4 5 6 0 2 4 6 Days Post Initial Treatment ATRN - W1051 (125nM) + low - dose ATRN - 119 ( ATRi ) in OVCAR8 Vehicle ATRN - 119 ATRN - W1051 Combination -5 -4 -3 -2 -1 0 1 2 3 4 5 0 2 4 6 Cumulative Cell Doublings Days Post Initial Treatment ATRN - W 1051 dose response, OVCAR 8 Vehicle 8 nM 15.6 nM 31.6 nM 62.5 nM 125 nM 250 nM 500 nM -4 -3 -2 -1 0 1 2 3 4 5 6 0 2 4 6 Days Post - Initial Treatment ATRN - W1051 (100 nM ) + Gemcitabine (50 nM ) in OVCAR8 Vehicle Gem ATRN - W 1051 Combination

ATRN - W1051 has potentially compelling PK and anti - tumor activity © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 15 1. Head - to - head studies have not been conducted. 2. Data from study in normal mice 3. Data from study in A - 427 NSCLC xenograft model as reported in Zentalis Corporate Overview, March 2022 © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 15 ATRN - W 1051 (1,2) ZN - c3 (1,3) AZD - 1775 (1,3) Dose (mg/kg/d) 10 20 40 80 20 40 80 C max , ng/mL 1219 1167 1997 5100 635 2460 4703 T max , hr 2 1 1 1 1 1 1 AUC 0 - 24 , ng* hr /mL 14,211 4863 17,088 39,722 1494 6,313 13,408 Tumor concentration, ng/mL 9000 ng/gr (@ 15 mg/kg/d) 10.5 48 811 BQL BQL 6.95 OVCAR 3 CCNE 1 - amplified xenograft model Anti - tumor activity of ATRN - W1051 – Oral administration 0 200 400 600 800 1,000 1,200 1,400 1,600 0 10 20 30 Tumor Volume (mm 3 ) Days Post Treatment ATRN - W 1051 30 mg/kg/d Vehicle 0 200 400 600 800 1,000 1,200 1,400 1,600 0 10 20 30 Tumor Volume (mm ³ ) Days Post Treatment Vehicle ATRN - W1051 15 mg/kg/d + Aprea 2 nd Gen ATRi 15 mg/kg/d Preclinical data highlight potentially favorable PK properties of ATRN - W 1051

Summary • Numerous ongoing trials investigating inhibitors in Synthetic Lethality and DDR as monotherapy or in combination • PARP inhibitors are approved as standard of care • Toxicity remains a major challenge in the development of new therapies as single agents and in combination • ATRN - 119 ’ s potential for reduced toxicity could make it a preferred ATR inhibitor as a single agent, as well as a candidate for combination with standard of care therapies • ATRN - W 1051 is a potent WEE 1 i ( 2.2 nM IC 50 ) with low off - target inhibition of PLK 1 , PLK 2 and PLK 3 • ATRN - W 1051 has the potential to become a promising therapeutic candidate as a singly agent and in combination with ATRi .. © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 16 © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 16

ATRN - 119 causes recruitment of factors previously shown to be SL with ATRi In collaboration with Aprea Therapeutics Yap et al .. , Cancer Discov ery, 2021 Ngoi et al .. , Trends Cancer , 2021 Chen et al .. , Molecular Cancer , 2009 Wang et al .. , Oncogene , 2019 Zimmerman et al .. , Cell Report, 2022